                                                                   EXHIBIT 10.12

                               GUARANTY AGREEMENT
                               ------------------
                                    (LIMITED)

         WHEREAS, the execution of this Guaranty Agreement (this "Guaranty Agreement") is a condition to SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Lender"), a term loan in the aggregate principal amount of $10,000,000 pursuant to that certain Loan Agreement dated March 30, 2000, as amended of even date herewith (such Loan Agreement, as it may have been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, ROGER J. ENGEMOEN, JR., an individual residing at 1501 Barclay Drive, Austin, Texas 78746 (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means the Borrower's obligations under Term Loan C (as defined in the Loan Agreement), provided that Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed $2,600,000. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or the Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, the Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. NO IMPAIRMENT OF RIGHTS. If the Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against the Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

         5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Guarantor:
(a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, the Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the


GUARANTY AGREEMENT - Page 2
corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or the Guarantor.

         6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to Lender as follows:

                 (a) The Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

                 (b) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of the Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which the Guarantor or its properties is bound.

                 (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by the Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                 (d) The value of the consideration received and to be received by the Guarantor as a result of Lender making Term Loan C to Borrower under the Loan Agreement and the Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit the Guarantor directly and indirectly.

                 (e) The Guarantor has, independently and without reliance upon Lender and based upon such documents and information as the Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

         7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

                 (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.


GUARANTY AGREEMENT - Page 3

                  (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

                  (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

                  (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

         8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and the Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to the Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by the Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of the Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, the Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and


GUARANTY AGREEMENT - Page 4
irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

         (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of the Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by the Guarantor on assets of Borrower.

         (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

         10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on the Guarantor, but on the Guarantor's heirs and personal representatives.

         12. RELIANCE BY LENDER. The Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of the Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making Term Loan C under the Loan Agreement. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.


GUARANTY AGREEMENT - Page 5


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         13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         14. FEES AND EXPENSES. The Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

         15. WAIVERS BY GUARANTOR. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         17. NO RELIANCE ON LENDER. The Guarantor hereby represents and warrants to Lender that the Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that the Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to the Guarantor either now or in the future.

         18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.


GUARANTY AGREEMENT - Page 6

EXECUTED as of the 31st day of July, 2000.


                                        GUARANTOR:



                                        /s/ ROGER J. ENGEMOEN, JR.
                                        ----------------------------------------
                                        Roger J. Engemoen, Jr.



GUARANTY AGREEMENT - Page 7

                               GUARANTY AGREEMENT
                                    (LIMITED)

     WHEREAS, the execution of this Guaranty Agreement (this "Guaranty Agreement") is a condition to SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Lender"), a term loan in the aggregate principal amount of $10,000,000 pursuant to that certain Loan Agreement dated March 30, 2000, as amended of even date herewith (such Loan Agreement, as it may have been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender;

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, J. KELLY GRAY, an individual residing at 1313 Weston Lane, Austin, Texas 78746 (the "Guarantor") hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

     1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means the Borrower's obligations under Term Loan C (as defined in the Loan Agreement), in an amount not to exceed $2,600,000. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement

     2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or the Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, the Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

     3. NO IMPAIRMENT OF RIGHTS. If the Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against the Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for

Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

     5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness;
(b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, the Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the

GUARANTY AGREEMENT - Page 2
corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or the Guarantor.

     6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to Lender as follows:

          (a) The Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

          (b) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of the Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which the Guarantor or its properties is bound.

          (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by the Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

          (d) The value of the consideration received and to be received by the Guarantor as a result of Lender making Term Loan C to Borrower under the Loan Agreement and the Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit the Guarantor directly and indirectly.

          (e) The Guarantor has, independently and without reliance upon Lender and based upon such documents and information as the Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

     7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

          (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

GUARANTY AGREEMENT - Page 3

          (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

          (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

          (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

     8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

     9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and the Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to the Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by the Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of the Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, the Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and

GUARANTY AGREEMENT - Page 4
irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

     (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of the Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by the Guarantor on assets of Borrower.

     (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

     10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on the Guarantor, but on the Guarantor's heirs and personal representatives.

     12. RELIANCE BY LENDER. The Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of the Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making Term Loan C under the Loan Agreement. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

GUARANTY AGREEMENT - Page 5

     13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     14. FEES AND EXPENSES. The Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

     15. WAIVERS BY GUARANTOR. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

     16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

     17. NO RELIANCE ON LENDER. The Guarantor hereby represents and warrants to Lender that the Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that the Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to the Guarantor either now or in the future.

     18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

GUARANTY AGREEMENT - Page 6

     EXECUTED as of the 31st day of July, 2000.

                                       GUARANTOR:


                                       /s/ J. KELLY GRAY
                                       -----------------
                                       J. Kelly Gray

GUARANTY AGREEMENT - Page 7

                               GUARANTY AGREEMENT
                                    (LIMITED)

         WHEREAS, the execution of this Guaranty Agreement (this "Guaranty Agreement") is a condition to SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Lender"), a term loan in the aggregate principal amount of $10,000,000 pursuant to that certain Loan Agreement dated March 30, 2000, as amended of even date herewith (such Loan Agreement, as it may have been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, WILLIAM D. GROSS, an individual residing at 7424 Axminster, Dallas, Texas 75214 (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means the Borrower's obligations under Term Loan C (as defined in the Loan Agreement), provided that Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed $1,600,000. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or the Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, the Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. NO IMPAIRMENT OF RIGHTS. If the Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against the Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

         5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Guarantor:
(a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, the Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness: (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the

GUARANTY AGREEMENT - Page 2
corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or the Guarantor.

         6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to Lender as follows:

            (a) The Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

            (b) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of the Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which the Guarantor or its properties is bound.

            (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by the Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (d) The value of the consideration received and to be received by the Guarantor as a result of Lender making Term Loan C to Borrower under the Loan Agreement and the Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit the Guarantor directly and indirectly.

            (e) The Guarantor has, independently and without reliance upon Lender and based upon such documents and information as the Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement

         7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

            (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.


GUARANTY AGREEMENT - Page 3

            (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

            (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

         8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and the Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to the Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by the Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of the Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, the Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and

GUARANTY AGREEMENT - Page 4
irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

         (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of the Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by the Guarantor on assets of Borrower.

         (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

         10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on the Guarantor, but on the Guarantor's heirs and personal representatives.

         12. RELIANCE BY LENDER. The Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of the Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making Term Loan C under the Loan Agreement. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

GUARANTY AGREEMENT - Page 5

         13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         14. FEES AND EXPENSES. The Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

         15. WAIVERS BY GUARANTOR. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement

         16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         17. NO RELIANCE ON LENDER The Guarantor hereby represents and warrants to Lender that the Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that the Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to the Guarantor either now or in the future.

         18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.



GUARANTY AGREEMENT - Page 6

EXECUTED as of the 31st day of July, 2000.



                                     GUARANTOR:



                                     /s/ WILLIAM D. GROSS
                                     ----------------------
                                     William D. Gross



GUARANTY AGREEMENT - Page 7

                               GUARANTY AGREEMENT
                                    (LIMITED)

         WHEREAS, the execution of this Guaranty Agreement (this "Guaranty Agreement") is a condition to SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Lender"), a term loan in the aggregate principal amount of $10,000,000 pursuant to that certain Loan Agreement dated March 30, 2000, as amended of even date herewith (such Loan Agreement, as it may have been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, PHILIP A. PENDERGRAFT, an individual residing at 3708 Big Bear Lake Drive, Arlington, Texas 76016 (the "Guarantor") hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means the Borrower's obligations under Term Loan C (as defined in the Loan Agreement), provided that Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed $1,600,000. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or the Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, the Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. NO IMPAIRMENT OF RIGHTS. If the Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against the Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

         5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Guarantor:
(a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, the Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (1) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the

GUARANTY AGREEMENT - Page 2
corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or the Guarantor.

         6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to Lender as follows:

            (a) The Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

            (b) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of the Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which the Guarantor or its properties is bound.

            (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by the Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (d) The value of the consideration received and to be received by the Guarantor as a result of Lender making Term Loan C to Borrower under the Loan Agreement and the Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit the Guarantor directly and indirectly.

            (e) The Guarantor has, independently and without reliance upon Lender and based upon such documents and information as the Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

         7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

            (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.


GUARANTY AGREEMENT - Page 3

            (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

            (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

         8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and the Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to the Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by the Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of the Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, the Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and

GUARANTY AGREEMENT - Page 4
irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

         (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of the Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by the Guarantor on assets of Borrower.

         (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

         10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on the Guarantor, but on the Guarantor's heirs and personal representatives.

         12. RELIANCE BY LENDER. The Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of the Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making Term Loan C under the Loan Agreement. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

GUARANTY AGREEMENT - Page 5

         13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         14. FEES AND EXPENSES. The Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

         15. WAIVERS BY GUARANTOR. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         17. NO RELIANCE ON LENDER. The Guarantor hereby represents and warrants to Lender that the Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that the Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to the Guarantor either now or in the future.

         18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.








GUARANTY AGREEMENT - Page 6

EXECUTED as of the 31st day of July, 2000.



                              GUARANTOR:


                              /s/ PHILIP A. PENDERGRAFT
                              -------------------------
                              Philip A. Pendergraft










GUARANTY AGREEMENT - Page 7

                               GUARANTY AGREEMENT
                                    (LIMITED)

         WHEREAS, the execution of this Guaranty Agreement (this "Guaranty Agreement") is a condition to SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Lender"), a term loan in the aggregate principal amount of $10,000,000 pursuant to that certain Loan Agreement dated March 30, 2000, as amended of even date herewith (such Loan Agreement, as it may have been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, DANIEL P. SON, an individual residing at 7138 Azalea Lane, Dallas, Texas 75230 (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means the Borrower's obligations under Term Loan C (as defined in the Loan Agreement), provided that Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed $1,600,000. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

         2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and the Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or the Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, the Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. NO IMPAIRMENT OF RIGHTS. If the Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against the Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

         5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Guarantor:
(a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of the Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, the Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, the Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the


GUARANTY AGREEMENT - Page 2
corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or the Guarantor.

         6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to Lender as follows:

                  (a) The Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

                  (b) The execution, delivery, and performance by the Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of the Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which the Guarantor or its properties is bound.

                  (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by the Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                  (d) The value of the consideration received and to be received by the Guarantor as a result of Lender making Term Loan C to Borrower under the Loan Agreement and the Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit the Guarantor directly and indirectly.

                  (e) The Guarantor has, independently and without reliance upon Lender and based upon such documents and information as the Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

         7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

                  (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.


GUARANTY AGREEMENT - Page 3

                  (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

                  (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

                 (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

         8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and the Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to the Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by the Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of the Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of Lender, the Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to the Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and


GUARANTY AGREEMENT - Page 4
irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantor.

         (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of the Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by the Guarantor on assets of Borrower.

         (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

         10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on the Guarantor, but on the Guarantor's heirs and personal representatives.

         12. RELIANCE BY LENDER. The Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of the Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making Term Loan C under the Loan Agreement. The Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.


GUARANTY AGREEMENT - Page 5

         13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         14. FEES AND EXPENSES. The Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

         15. WAIVERS BY GUARANTOR. The Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         17. NO RELIANCE ON LENDER. The Guarantor hereby represents and warrants to Lender that the Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that the Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to the Guarantor either now or in the future.

         18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.



GUARANTY AGREEMENT - Page 6

EXECUTED as of the 31 day of July, 2000.



                                                GUARANTOR:


                                                /s/ DANIEL P. SON
                                                --------------------------------
                                                Daniel P. Son



GUARANTY AGREEMENT - Page 7

                              AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT


         This AMENDED AND RESTATED STOCK PLEDGE AGREEMENT ("Pledge Agreement"), dated as of July 31, 2000, is made by and between Service Asset Investments, Inc., a Texas corporation ("Pledgor") and Guaranty Federal Bank, F.S.B., a federal savings bank ("Pledgee").

                                   WITNESSETH:

         WHEREAS, Pledgor and Pledgee have entered into a Loan Agreement dated as of March 30, 2000 (such agreement, together with all amendments, restatements, modifications and supplements thereto, being hereinafter referred to as the "Loan Agreement"); and

         WHEREAS, in connection with the transactions contemplated by the Loan Agreement, the Pledgor executed that certain Pledge Agreement dated March 30, 2000 (the "Original Pledge Agreement"), which the Pledgor hereby acknowledges and ratifies;

         WHEREAS, Pledgor has requested Pledgee to make an additional term loan to Pledgor in the principal amount of $10,000,000 pursuant to the terms of a First Amendment to Loan Agreement, dated of even date herewith, between Pledgor and Pledgee (the "First Amendment");

         WHEREAS, Pledgee has conditioned its acceptance of the First Amendment upon the execution and delivery of this Pledge Agreement by Pledgor, which amends and restates the Original Pledge Agreement; and

         WHEREAS, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

         NOW, THEREFORE, to induce Pledgee to enter into the First Amendment to Loan Agreement and for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:

         1. Grant of Security Interest and Pledge.

                  (a) As security for the payment and performance of the Notes and the Obligations, including, without limitation, the due and punctual payment of the principal of, and accrued and unpaid interest on, the Notes, whether at maturity, by acceleration or otherwise, and all renewals, extensions, rearrangements, amendments, modifications and increases thereof, Pledgor hereby pledges and grants to Pledgee a first priority security interest in and to, and assigns and transfers to Pledgee, (i) all of the capital stock of (y) Service Asset Management Company, a North Carolina corporation and (z) Penson Worldwide, Inc., a Delaware corporation, as evidenced on the date hereof by the certificates described on Schedule 1 attached hereto; (ii) all proceeds and products of the stock described in item (i) above; and (iii) all income, stock dividends and other distributions from items (i) and (ii) above (such shares, proceeds, products, income, stock dividends and distributions being referred to collectively as the "Collateral"). The Collateral shall be held by Pledgee, but shall continue to be registered in the name of the Pledgor unless and until the occurrence of an Event of Default.

                  (b) Pledgor hereby designates and appoints Pledgee as its attorney-in-fact and proxy, with full power of substitution, which designation and appointment is irrevocable and coupled with an interest, exercisable upon the occurrence of an Event of Default for the purpose of voting the Collateral and performing any and all acts, in the name, place and stead of Pledgor, that are authorized by the provisions of this Pledge Agreement. Accordingly, Pledgor irrevocably constitutes and appoints Pledgee as Pledgor's proxy and attorney-in-fact, effective only after notice to Pledgor after an Event of Default has occurred and so long as it is continuing, but with full power of substitution, to vote, and to act with respect to, the Collateral, standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act.

                  (c) Concurrently with, or within two Business Days after, the execution and delivery of this Pledge Agreement, Pledgor shall deliver to Pledgee all certificates identified in Schedule 1 accompanied by undated stock powers duly executed in blank.

         2. Voting.

         During the term of this Pledge Agreement and for so long as no Event of Default shall have occurred, Pledgor shall have the sole and absolute right to vote the Collateral. After an Event of Default has occurred and so long as it is continuing, the right to vote the Collateral is vested exclusively in Pledgee. Such proxy is coupled with an interest, is irrevocable, and continues until the Obligations are fully paid and performed.

         3. Cash Dividends and Distributions.

         During the term of this Pledge Agreement and for so long as no Event of Default shall have occurred, cash dividends and cash distribution payments may be paid to Pledgor. All non-cash dividends and other non-cash distributions shall be immediately delivered to Pledgee (together with appropriate stock powers signed by Pledgor).

         4. Transfer, Dividends, Etc. After Default.

         If an Event of Default shall have occurred, then upon written notice to Pledgor, Pledgee may take any of the following actions:

                  (a) Pledgee may, in its absolute discretion, cause all or any of the Collateral then held by it under this Pledge Agreement to be transferred into the name of Pledgee, or the name or names of the nominee or nominees of Pledgee;

         (b) Pledgee may receive, and Pledgor upon request shall assign to the order of Pledgee, all dividends, interest or principal and payments or other distributions in respect of the Collateral, all of which shall thereafter be held by Pledgee as part of the Collateral or shall be applied to the Notes and the Obligations in such manner and order as Pledgee determines in its absolute discretion;

         (c) Pledgee, as Pledgor's attorney-in-fact and proxy, shall have and may exercise on behalf of Pledgor all rights of an owner in respect of any of the Collateral hereunder or may, in any respect not contrary to the provisions of this Pledge Agreement, permit such rights to be exercised by Pledgor; and, without limiting the generality of the foregoing, in its discretion:

                  (i) Pledgee may join in and become a party to any plan of reorganization and readjustment, whether voluntary or involuntary, may deposit any of the Collateral under such plan or make any exchange or surrender or permit any substitution of or cancellation of the Collateral as required by such plan and may take all such action as may be required by such plan; provided, however, that all securities issued or created under such plan and exchanged for the Collateral or any portion thereof, and all securities, monies or property received pursuant to such plan shall thereafter be subject to the terms of this Pledge Agreement and become part of the Collateral or shall be applied to the Notes and Obligations in such manner and order as Pledgee determines in its absolute discretion; and

                  (ii) Pledgee may receive, endorse and collect all checks, whether or not made payable to the order of Pledgor, representing any dividend, interest or principal payments or other distributions at any time paid or made on or with respect to the Collateral all of which shall be held by Pledgee pursuant to the terms of this Pledge Agreement as part of the Collateral or shall be applied to the Notes and Obligations in such manner and order as Pledgee determines in its absolute discretion.

         5. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee as follows:

                  (a) Financing Statements. Except for financing statements in favor of Pledgee, no financing statement covering the Collateral or any portion thereof, or any proceeds thereof, is on file in any public office.

                  (b) Ownership Free of Encumbrances. All shares of capital stock that are Collateral are duly issued, fully paid and non-assessable, and except for the security interest granted hereby to Pledgee, Pledgor now owns the Collateral free from any lien, security interest, claim or encumbrance.

                  (c) Benefit. Pledgor will benefit, directly or indirectly, from the loans to Pledgor evidenced by the Notes.

                  (d) All Outstanding Stock: No Warrants; Etc. The 1,000 shares of common stock of Service Asset Management Company pledged hereunder represent all of the outstanding capital stock of Service Asset Management Company. The ____ shares of stock of Penson Worldwide, Inc. pledged hereunder represent all of the outstanding capital stock of Penson Worldwide, Inc. There are no warrants, options or other rights to acquire capital stock of Service Asset Management Company and Penson Worldwide, Inc. outstanding.

                  (e) Organization and Authority. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

         6. Covenants.

                  (a) Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Pledgee hereunder, and shall defend Pledgor's rights in the Collateral and Pledgee's security interest in the Collateral against the claims of all Persons.

                  (b) Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Pledgee.

                  (c) Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Pledgee as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Pledgee to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Pledgee to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional security for the Obligations.

                  (d) Further Assurances. At any time and from time to time, upon the request of Pledgee, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Pledgee may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Pledgee may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under Section 3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Pledgee such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Pledgee pursuant to the terms of this Agreement. Pledgee shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  (e) Inspection Rights. Pledgor shall permit Pledgee and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Pledgee may reasonably desire.

                  (f) Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

                  (g) Notification. Pledgor shall promptly notify Pledgee of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

                  (h) Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

         7. Rights of Pledgee Upon Event of Default.

         Upon the occurrence of an Event of Default, Pledgee may, at its option, but subject to the provisions of this Section 7, have and exercise all rights of a secured party under the Texas Business and Commerce Code, including, without limitation, the following specific rights:

                  (a) to take and assume immediate possession of the Collateral without further notice to Pledgor or prior resort to legal process;

                  (b) to sell or otherwise dispose of all or any portion of the Collateral judicially or at public or private sale or any combination thereof, and to bid and become a purchaser at any public (including judicial) sale;

                  (c) written notice shall be given to Pledgor as provided for in Section 13 hereof 10 days prior to the date of any public sale of all or any portion of the Collateral, or 10 days prior to the date after which a private sale of all or any portion of Collateral will be made, and Pledgor agrees that such notice shall constitute reasonable commercial notice of such public or private sale;

                  (d) to apply the proceeds of disposition of the Collateral in satisfaction of the Notes and the Obligations; and

                  (e) to apply any cash or other proceeds received by Pledgee pursuant to Section 4(c)(ii) hereof in full or partial satisfaction of the Notes and the Obligations.

         Pledgee, pursuant to paragraph (b) of Section 1 of this Pledge Agreement, may make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to this Section 7 that Pledgee shall reasonably deem advisable, and the Pledgor hereby ratifies and confirms all that Pledgee, as Pledgor's attorney-in-fact, shall reasonably do by virtue thereof. Nevertheless, Pledgor shall, if so requested by Pledgee, ratify and confirm any sale or sales by executing and delivering or causing to be executed and delivered to Pledgee or to such purchaser or purchasers all such instruments as may, in the sole judgment of Pledgee, be advisable for the purpose.

         The receipt of Pledgee for the purchase money paid at any such sale made by it shall be sufficient discharge therefor to any purchaser of any of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or his, her or its representatives or assigns), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         8. No Waiver.

         No failure on the part of the Pledgee to exercise, and no delay on the part of Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder serve to in any way limit Pledgee in the further exercise of all or any portion of its rights, powers and remedies hereunder. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         9. Termination of Pledge.

         When the Notes and Obligations (and all renewals, extensions, modifications and increases thereof) have been fully and indefeasibly paid and performed and all commitments to lend under the Loan Agreement have terminated, this Pledge Agreement shall terminate and be of no further force or effect. Upon termination of this Pledge Agreement, Pledgee hereby covenants and agrees to forthwith assign, transfer and deliver the Collateral, or to cause such Collateral to be assigned, transferred and delivered, to Pledgor or its designees.

         10. Governing Law, Severability.

         This Pledge Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of Texas. Any provisions of this Pledge Agreement which are found to be invalid shall be severable and shall not invalidate the remainder of this Pledge Agreement.

         11. Successors and Assigns.

         This Pledge Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Pledgor and Pledgee and each subsequent holder of the Notes and the Obligations; provided, however, Pledgor may not assign any of its rights or obligations under this Pledge Agreement.

         12. Additional Instruments and Assurances.

         Pledgor hereby agrees, at its own expense, to execute and deliver or cause to be executed and delivered, from time to time, any and all other instruments and to perform such other acts as Pledgee may reasonably request to effect the purpose of this Pledge Agreement. Pledgor agrees to pay all transfer taxes, if any, that may be payable or determined to be payable in connection with any transfer of all or any portion of the Collateral pursuant to the terms hereof.

         13. Notices.

         All notices, demands and other communications required or permitted to be given shall be in writing and must be personally delivered or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party shown on the signature page hereof. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the second business day it is mailed as aforesaid.

         14. Amendment.

         Neither this Pledge Agreement nor any term or provision hereof may be amended, except by an instrument in writing executed by Pledgor and Pledgee.

         15. Compliance and Securities Laws.

         The securities initially pledged to Pledgee hereunder have not been registered under the Securities Act of 1933 or any other securities statute. Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting Pledgee in any attempts to dispose of certain portions of the Collateral and to enforce its rights, privileges and remedies granted pursuant to this Pledge Agreement. For these reasons, Pledgee is hereby authorized by Pledgor, but not obligated, in the event of the occurrence of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner that will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other similar law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee reasonably may deem to be required or appropriate in the event of sale or disposition of any of the Collateral. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if same were either offered to a large number of potential purchasers, or registered and sold in the open market. Pledgor agrees (a) that in the event Pledgee shall, upon the occurrence of an Event of Default, sell the Collateral, or any portion thereof, at such private sale or sales, Pledgee shall have the right, but not the obligation, to obtain or rely upon the advice and opinion of any member or firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof, and (b) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner under the applicable provisions of the Texas Business and Commerce Code.

         16. Liens Carried Forward.

         This Pledge Agreement is an amendment and restatement of the Original Pledge Agreement and does not constitute a novation or discharge thereof. Except for the release of Pledgor's security interest in the capital stock of Yee Desmond, Schroeder & Allen and IBI, Inc. all of the security interests and liens granted in the Original Pledge Agreement are renewed, extended, carried forward, ratified and confirmed in this Pledge Agreement.

         17. Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Executed to be effective as of the date first written above.


                                    PLEDGOR:

                                    SERVICE ASSET INVESTMENTS, INC.


                                    By: /s/ ROGER J. ENGEMOEN, JR.
                                        ----------------------------------------
                                        Name: Roger J. Engemoen, Jr.
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

                                    Address:     1700 Pacific Avenue
                                                 Suite 1400
                                                 Dallas, Texas 75201

                                    PLEDGEE:

                                    GUARANTY FEDERAL BANK, F.S.B.


                                    By: /s/ TROY ANDERSON
                                        ----------------------------------------
                                             Troy Anderson
                                             Vice President

                                    Address:     8333 Douglas Avenue
                                                 Dallas, Texas 75235



                              AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE 1


            ENTITY                      NUMBER OF SHARES    CERTIFICATE NUMBER(S)
            ------                      ----------------    ---------------------
Service Asset Management Company             1,000                     4

Penson Worldwide, Inc.                       1,000                     1

                          PENSON STOCK PLEDGE AGREEMENT

         This PENSON STOCK PLEDGE AGREEMENT ("Pledge Agreement"), dated as of July 31, 2000, is made by and between Penson Worldwide, Inc., a Delaware corporation ("Pledgor"), and Guaranty Federal Bank, F.S.B., a federal savings bank ("Pledgee").

                                   WITNESSETH:

         WHEREAS, Service Asset Investments, Inc. and Pledgee have entered into a Loan Agreement dated as of March 30, 2000 (such agreement, together with all amendments, restatements, modifications and supplements thereto, being hereinafter referred to as the "Loan Agreement"); and

         WHEREAS, the Borrower has requested Pledgee to make an additional term loan to Pledgor in the principal amount of $10,000,000 pursuant to the terms of a First Amendment to Loan Agreement, dated of even date herewith, between Borrower and Pledgee (the "First Amendment"); and

         WHEREAS, Pledgee has conditioned its acceptance of the First Amendment upon the execution and delivery of this Pledge Agreement by Pledgor; and

         WHEREAS, Pledgor is a subsidiary of the Borrower, and expects to derive direct and indirect benefits from the execution and delivery of the First Amendment and the making of the additional term loan thereunder;

         WHEREAS, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

         NOW, THEREFORE, to induce Pledgee to enter into the First Amendment to Loan Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:

         1. Grant of Security Interest and Pledge.

                  (a) As security for the payment and performance of the Notes and the Obligations, including, without limitation, the due and punctual payment of the principal of, and accrued and unpaid interest on, the Notes, whether at maturity, by acceleration or otherwise, and all renewals, extensions, rearrangements, amendments, modifications and increases thereof, Pledgor hereby pledges and grants to Pledgee a first priority security interest in and to, and assigns and transfers to Pledgee, (i) all of the capital stock of Penson Worldwide Settlements, Ltd., a United Kingdom company, as evidenced on the date hereof by the certificates described on Schedule 1 attached hereto; (ii) all proceeds and products of the stock described in item (i) above; and (iii) all income, stock dividends and other distributions from items (i) and (ii) above (such shares, proceeds, products, income, stock dividends and distributions being referred to collectively as the "Collateral"). The Collateral shall be held by Pledgee, but shall continue to be registered in the name of the Pledgor unless and until the occurrence of an Event of Default.

                  (b) Pledgor hereby designates and appoints Pledgee as its attorney-in-fact and proxy, with full power of substitution, which designation and appointment is irrevocable and coupled with an interest, exercisable upon the occurrence of an Event of Default for the purpose of voting the Collateral and performing any and all acts, in the name, place and stead of Pledgor, that are authorized by the provisions of this Pledge Agreement. Accordingly, Pledgor irrevocably constitutes and appoints Pledgee as Pledgor's proxy and attorney-in-fact, effective only after notice to Pledgor after an Event of Default has occurred and so long as it is continuing, but with full power of substitution, to vote, and to act with respect to, the Collateral, standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act.

                  (c) Concurrently with, or within two Business Days after, the execution and delivery of this Pledge Agreement, Pledgor shall deliver to Pledgee all certificates identified in Schedule 1 accompanied by undated stock powers duly executed in blank.

         2. Voting.

         During the term of this Pledge Agreement and for so long as no Event of Default shall have occurred, Pledgor shall have the sole and absolute right to vote the Collateral. After an Event of Default has occurred and so long as it is continuing, the right to vote the Collateral is vested exclusively in Pledgee. Such proxy is coupled with an interest, is irrevocable, and continues until the Obligations are fully paid and performed.

         3. Cash Dividends and Distributions.

         During the term of this Pledge Agreement and for so long as no Event of Default shall have occurred, cash dividends and cash distribution payments may be paid to Pledgor. All non-cash dividends and other non-cash distributions shall be immediately delivered to Pledgee (together with appropriate stock powers signed by Pledgor).

         4. Transfer, Dividends. Etc. After Default.

         If an Event of Default shall have occurred, then upon written notice to Pledgor, Pledgee may take any of the following actions:

                  (a) Pledgee may, in its absolute discretion, cause all or any of the Collateral then held by it under this Pledge Agreement to be transferred into the name of Pledgee, or the name or names of the nominee or nominees of Pledgee;

                  (b) Pledgee may receive, and Pledgor upon request shall assign to the order of Pledgee, all dividends, interest or principal and payments or other distributions in respect of the Collateral, all of which shall thereafter be held by Pledgee as part of the Collateral or shall be applied to the Notes and the Obligations in such manner and order as Pledgee determines in its absolute discretion;

                  (c) Pledgee, as Pledgor's attorney-in-fact and proxy, shall have and may exercise on behalf of Pledgor all rights of an owner in respect of any of the Collateral hereunder or may, in any respect not contrary to the provisions of this Pledge Agreement, permit such rights to be exercised by Pledgor; and, without limiting the generality of the foregoing, in its discretion:

                           (i) Pledgee may join in and become a party to any
                  plan of reorganization and readjustment, whether voluntary or involuntary, may deposit any of the Collateral under such plan or make any exchange or surrender or permit any substitution of or cancellation of the Collateral as required by such plan and may take all such action as may be required by such plan; provided, however, that all securities issued or created under such plan and exchanged for the Collateral or any portion thereof, and all securities, monies or property received pursuant to such plan shall thereafter be subject to the terms of this Pledge Agreement and become part of the Collateral or shall be applied to the Notes and Obligations in such manner and order as Pledgee determines in its absolute discretion; and

                           (ii) Pledgee may receive, endorse and collect all
                  checks, whether or not made payable to the order of Pledgor, representing any dividend, interest or principal payments or other distributions at any time paid or made on or with respect to the Collateral all of which shall be held by Pledgee pursuant to the terms of this Pledge Agreement as part of the Collateral or shall be applied to the Notes and Obligations in such manner and order as Pledgee determines in its absolute discretion.

         5. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee as follows:

                  (a) Financing Statements. Except for financing statements in favor of Pledgee, no financing statement covering the Collateral or any portion thereof, or any proceeds thereof is on file in any public office.

                  (b) Ownership Free of Encumbrances. All shares of capital stock that are Collateral are duly issued, fully paid and non-assessable, and except for the security interest granted hereby to Pledgee, Pledgor now owns the Collateral free from any lien, security interest, claim or encumbrance.

                  (c) Benefit. Pledgor will benefit, directly or indirectly, from the loans to Pledgor evidenced by the Notes.

                  (d) All Outstanding Stock; No Warrants; Etc. The ____ shares of stock of Penson Worldwide Settlements, Inc. pledged hereunder represent all of the outstanding capital stock of Penson Worldwide Settlements, Ltd. There are no warrants, options or other rights to acquire capital stock of Penson Worldwide, Settlements, Ltd. outstanding.

                  (e) Organization and Authority. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

         6. Covenants.

                  (a) Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Pledgee hereunder, and shall defend Pledgor's rights in the Collateral and Pledgee's security interest in the Collateral against the claims of all Persons.

                  (b) Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Pledgee.

                  (c) Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Pledgee as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Pledgee to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Pledgee to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Pledgee, be held by Pledgor in trust as additional security for the Obligations.

                  (d) Further Assurances. At any time and from time to time, upon the request of Pledgee, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Pledgee may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Pledgee may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under Section 3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Pledgee such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Pledgee pursuant to the terms of this Agreement. Pledgee shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  (e) Inspection Rights. Pledgor shall permit Pledgee and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Pledgee may reasonably desire.

                  (f) Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

                  (g) Notification. Pledgor shall promptly notify Pledgee of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

                  (h) Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

         7. Rights of Pledgee Upon Event of Default.

         Upon the occurrence of an Event of Default, Pledgee may, at its option, but subject to the provisions of this Section 7, have and exercise all rights of a secured party under the Texas Business and Commerce Code, including, without limitation, the following specific rights:

                  (a) to take and assume immediate possession of the Collateral without further notice to Pledgor or prior resort to legal process;

                  (b) to sell or otherwise dispose of all or any portion of the Collateral judicially or at public or private sale or any combination thereof, and to bid and become a purchaser at any public (including judicial) sale;

                  (c) written notice shall be given to Pledgor as provided for in Section 13 hereof 10 days prior to the date of any public sale of all or any portion of the Collateral, or 10 days prior to the date after which a private sale of all or any portion of Collateral will be made, and Pledgor agrees that such notice shall constitute reasonable commercial notice of such public or private sale;

                  (d) to apply the proceeds of disposition of the Collateral in satisfaction of the Notes and the Obligations; and

                  (e) to apply any cash or other proceeds received by Pledgee pursuant to Section 4(c)(ii) hereof in full or partial satisfaction of the Notes and the Obligations.

         Pledgee, pursuant to paragraph (b) of Section 1 of this Pledge Agreement, may make and execute all conveyances, assignments and transfers of the Collateral sold pursuant to this Section 7 that Pledgee shall reasonably deem advisable, and the Pledgor hereby ratifies and confirms all that Pledgee, as Pledgor's attorney-in-fact, shall reasonably do by virtue thereof. Nevertheless, Pledgor shall, if so requested by Pledgee, ratify and confirm any sale or sales by executing and delivering or causing to be executed and delivered to Pledgee or to such purchaser or purchasers all such instruments as may, in the sole judgment of Pledgee, be advisable for the purpose.

         The receipt of Pledgee for the purchase money paid at any such sale made by it shall be sufficient discharge therefor to any purchaser of any of the Collateral, or any portion thereof, sold as aforesaid; and no such purchaser (or his, her or its representatives or assigns), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         8. No Waiver.

         No failure on the part of the Pledgee to exercise, and no delay on the part of Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder serve to in any way limit Pledgee in the further exercise of all or any portion of its rights, powers and remedies hereunder. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         9. Termination of Pledge.

         When the Notes and Obligations (and all renewals, extensions, modifications and increases thereof) have been fully and indefeasibly paid and performed and all commitments to lend under the Loan Agreement have terminated, this Pledge Agreement shall terminate and be of no further force or effect. Upon termination of this Pledge Agreement, Pledgee hereby covenants and agrees to forthwith assign, transfer and deliver the Collateral, or to cause such Collateral to be assigned, transferred and delivered, to Pledgor or its designees.

         10. Governing Law, Severability.

         This Pledge Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of Texas. Any provisions of this Pledge Agreement which are found to be invalid shall be severable and shall not invalidate the remainder of this Pledge Agreement.

         11. Successors and Assigns.

         This Pledge Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Pledgor and Pledgee and each subsequent holder of the Notes and the Obligations; provided, however, Pledgor may not assign any of its rights or obligations under this Pledge Agreement.

         12. Additional Instruments and Assurances.

         Pledgor hereby agrees, at its own expense, to execute and deliver or cause to be executed and delivered, from time to time, any and all other instruments and to perform such other acts as Pledgee may reasonably request to effect the purpose of this Pledge Agreement. Pledgor agrees to pay all transfer taxes, if any, that may be payable or determined to be payable in connection with any transfer of all or any portion of the Collateral pursuant to the terms hereof.

         13. Notices.

         All notices, demands and other communications required or permitted to be given shall be in writing and must be personally delivered or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party shown on the signature page hereof. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the second business day it is mailed as aforesaid.

         14. Amendment.

         Neither this Pledge Agreement nor any term or provision hereof may be amended, except by an instrument in writing executed by Pledgor and Pledgee.

         15. Compliance and Securities Laws.

         The securities initially pledged to Pledgee hereunder have not been registered under the Securities Act of 1933 or any other securities statute. Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting Pledgee in any attempts to dispose of certain portions of the Collateral and to enforce its rights, privileges and remedies granted pursuant to this Pledge Agreement. For these reasons, Pledgee is hereby authorized by Pledgor, but not obligated, in the event of the occurrence of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner that will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other similar law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee reasonably may deem to be required or appropriate in the event of sale or disposition of any of the Collateral. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if same were either offered to a large number of potential purchasers, or registered and sold in the open market. Pledgor agrees (a) that in the event Pledgee shall, upon the occurrence of an Event of Default, sell the Collateral, or any portion thereof, at such private sale or sales, Pledgee shall have the right, but not the obligation, to obtain or rely upon the advice and opinion of any member or firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof, and (b) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner under the applicable provisions of the Texas Business and Commerce Code.

         16. Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Executed to be effective as of the date first written above.

                               PLEDGOR:

                               PENSON WORLDWIDE, INC.

                               By: /s/ ROGER J. ENGEMOEN JR.
                                  ---------------------------
                                  Name: Roger J. Engemoen Jr.
                                       ----------------------
                                  Title: Chairman
                                        ---------------------

                               Address:  1700 Pacific Avenue
                                         Suite 1400
                                         Dallas, Texas 75201

                               PLEDGEE:

                               GUARANTY FEDERAL BANK, F.S.B.

                               By: /s/ TROY ANDERSON
                                  ---------------------------
                                     Troy Anderson
                                     Vice President

                               Address:  8333 Douglas Avenue
                                         Dallas, Texas 75235

                          PENSON STOCK PLEDGE AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE 1

             ENTITY                    NUMBER OF SHARES    CERTIFICATE NUMBER(S)
             ------                    ----------------    ---------------------
Penson Worldwide Settlements, Ltd.            --                    --

                                  CERTIFICATE

                                     NO. 1

                            [ILLEGIBLE] 1,000 Shares
                                    Issued to

                        Service Asset Investments, Inc.

                              Dated March 24, 2000
                             FROM WHOM TRANSFERRED

                 Dated
                   ORIGINAL    NO. ORIGINAL   NO. OF SHARES
                 CERTIFICATE      SHARES       TRANSFERRED

                            RECEIVED CERTIFICATE NO.

                               [ILLEGIBLE] Shares

                                     day of

                            ORGANIZED UNDER THE LAWS
                              OF THE STATE OF TEXAS

                         NUMBER                  SHARES

                             PENSON WORLDWIDE, INC.

THIS CERTIFIES THAT Service Asset Investments, Inc. is the owner of One Thousand (1,000) fully paid and non-assessable shares of a corporation organized under the laws of the State of Texas transferable only on the books of the Corporation by the holder hereof in person by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this 24th day of March, 2000

[SEAL]

/s/ ROGER J. ENGEMOEN, JR.          /s/ PHILIP A. PENDERGRAFT
-------------------------------     --------------------------------
Roger J. Engemoen, Jr. Chairman     Philip A. Pendergraft, Secretary

                                 SHARES $ EACH

                                  CERTIFICATE

                                      FOR

                                     SHARES

                                   ISSUED TO

                                     DATED

For Value Received.                        hereby sell, assign and transfer unto
                                                                          Shares
represented by the written Certificate and do hereby irrevocably constitute and affirms
                                                                        Attorney
to transfer the said Shares on the books of the written named
Certification with full power of substitution in the premises

Dated


       In presence of


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ENLARGEMENT OR ANY CHANGE WHATEVER.

                                   STOCK POWER




         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto __________________________________________ (_______) shares of common stock, par value $1.00 per share, of Penson Worldwide, Inc., a Delaware corporation (the "Company"), standing in its name on the books of the Company represented by Certificate Number ____, dated _____________________, and does hereby irrevocably constitute and appoint ________________, the undersigned's attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

         Dated:   July ____, 2000


                                        SERVICE ASSET INVESTMENTS, INC.


                                        By: /s/ ROGER J. ENGEMOEN, JR.
                                            ------------------------------------
                                             Name: Roger J. Engemoen, Jr.
                                                   -----------------------------

                                   STOCK POWER


         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto ____________________ ___________________________ (_______) shares of common stock, par value $1.00 per share, of Penson Worldwide Settlements, Ltd., a United Kingdom company, (the "Company"), standing in its name on the books of the Company represented by Certificate Number ____, dated _____________________, and does hereby irrevocably constitute and appoint
________________, the undersigned's attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

         Dated:   July ___, 2000


                                        PENSON WORLDWIDE, INC.


                                        By: /s/ ROGER J. ENGEMOEN, JR.
                                            ------------------------------------
                                             Name: Roger J. Engemoen, Jr.
                                                   -----------------------------

UNIFORM COMMERCIAL CODE - FINANCING STATEMENT CHANGE - FORM UCC-3 (REV. 9/1/92)

                                                                                             THIS STATEMENT IS PRESENTED TO A FILING
                                                                                             OFFICER FOR FILING PURSUANT TO THE
                                                                                             UNIFORM COMMERCIAL CODE.
                                                                                             ---------------------------------------
                                                                                             11. [ ] CHECK TO REQUEST SAME DEBTOR
Filed with: Secretary of State                                                                    SEARCH CERTIFICATE.
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR (IF PERSONAL) LAST NAME                     FIRST NAME                  M.I.             1A. PREFIX        1B. SUFFIX
Service Asset Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1C. MAILING ADDRESS                                                       1D. CITY, STATE                            1E. ZIP CODE
1700 Pacific Avenue, Suite 1400                                               Dallas, Tx.                               75201
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME          FIRST NAME                  M.I.             2A. PREFIX        2B. SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                                       2D. CITY, STATE                            2E. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY (IF PERSONAL) LAST NAME              FIRST NAME                  M.I.
Guaranty Federal Bank, F.S.B.
------------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                                       3B. CITY, STATE                            3C. ZIP CODE
8333 Douglas Avenue                                                           Dallas, Tx.                                75235
------------------------------------------------------------------------------------------------------------------------------------
4. ADDITIONAL SECURED PARTY (IF ANY)

------------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                                       4B. CITY, STATE                            4C. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
5. ORIGINAL FINANCING STATEMENT NUMBER     5A. ORIGINAL DATE FILED     6. CHECK            THIS FINANCING STATEMENT CHANGE IS TO BE
00-489561                                       5/5/00                    IF               FILED IN THE REAL ESTATE RECORDS.
                                                                          APPLICABLE [ ]   NO. OF ADDITIONAL SHEETS PRESENTED ______
------------------------------------------------------------------------------------------------------------------------------------
7.   A. [X] AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW.
------------------------------------------------------------------------------------------------------------------------------------
     B. [ ] TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE
            WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW.
------------------------------------------------------------------------------------------------------------------------------------
     C. [ ] PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
------------------------------------------------------------------------------------------------------------------------------------
     D. [ ] CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE.
------------------------------------------------------------------------------------------------------------------------------------
     E. [ ] TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL.
------------------------------------------------------------------------------------------------------------------------------------
     F. [ ] PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW.
------------------------------------------------------------------------------------------------------------------------------------
     G. [ ] TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING
            STATEMENT IS TERMINATED.
------------------------------------------------------------------------------------------------------------------------------------
8. Amendment: The Secured Party's correct zip code is 75225.
   Exhibit A has been amended, is attached hereto and made a part hereof.





------------------------------------------------------------------------------------------------------------------------------------
9. Service Asset Investments, Inc.                                                        THIS SPACE FOR USE OF FILING OFFICER
                                                                                          (DATE, TIME, NUMBER, FILING OFFICER)
/s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
                   SIGNATURE(S) OF DEBTOR(S)

Guaranty Federal Bank, F.S.B.

/s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
               SIGNATURE(S) OF SECURED PARTY(IES)


--------------------------------------------------------------------------------
10. Return copy to:

NAME
ADDRESS
CITY
STATE
ZIP

--------------------------------------------------------------------------------

STANDARD FORM - FORM UCC-3 (REV. 9/1/92) (C) 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS

                        EXHIBIT A TO FINANCING STATEMENT


         (a) all of Debtor's shares of common capital stock of Service Asset Management Company, a North Carolina corporation, now owned or hereafter acquired, including without limitation the shares presently evidenced by certificate number 4; and

         (b) all of Debtor's shares of common stock of Penson Worldwide, Inc., a Delaware company, now owned or hereafter acquired; and

         (c) all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Debtor receives or is at any time entitled to receive on account of the above.

                               STATE OF DELAWARE
          UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC - 1
-------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing Owner for filing pursuant to the Uniform Commercial Code.

If to be filed with Recorder of Deeds indicate Tax Parcel No.(s).
                                                                 ---------------

No. of additional sheets presented
                                   ---------------------------------------------


-------------------------------------------------------------------------------
                                    PARTIES
-------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:

Penson Worldwide, Inc.
1700 Pacific Avenue
Suite 1400
Dallas, TX 75201

-------------------------------------------------------------------------------
Debtor (or Assignor) (last name first if individual) and mailing address:




-------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral (check X in applicable box(es))

[ ] Already subject to a security interest in another jurisdiction when it was brought into this State.

[ ] Already subject to a security interest in another jurisdiction when the Debtor's location changed to this State.

[ ] Which is proceeds of the original collateral described below in which a security interest is perfected.

[ ] Acquired after a change of name, identity or corporate structure of Debtor.

[ ] As to which the filing has lapsed.




     By:
        --------------------------------------------------------------------
        Signature of Secured Party(ies) (Required only if item is checked)


-------------------------------------------------------------------------------
                                    PARTIES
-------------------------------------------------------------------------------
Secured Party(ies) (last name first if individual) and address:

Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, TX 75225

-------------------------------------------------------------------------------
Assignee (if any) of Secured Party(ies) and address of Assignee:




--------------------------------------------------------------------------------
Special Types of Parties (check X in applicable box(es))

[ ] The terms "Debtor" and "Secured Party" mean "Lessee" and "Lessor", respectively.

[ ] The terms "Debtor" and "Secured Party" mean "Consignee" and "Cosignor", respectively.

[ ] Debtor is a Transmitting Utility.

[ ] Debtor acting in representative capacity (e.g., as trustee).
-------------------------------------------------------------------------------
Filed With: Secretary of State
-------------------------------------------------------------------------------
Prepared By (Name And Address):

Jennifer Knapek, Esq.
Winstead Sechrest & Minick P.C.
1201 Elm Street, #5400
Dallas, Texas 75270

-------------------------------------------------------------------------------
[ ] Check to request Continuation Statement notice for additional fee.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:
Check only if applicable:           [X] Products of collateral are also covered.

See Exhibit A attached hereto and made a part hereof.


--------------------------------------------------------------------------------
If the collateral is crops, the crops are growing or to be grown on the following described real estate:



--------------------------------------------------------------------------------
If the collateral is (a) goods that are or are to become fixtures; (b) timber to be cut; or (c) minerals or the like (including oil and gas) or accounts resulting from the sale thereof at the wellhead or minehead, the description of the real estate concerned is: (check X in applicable box(es))

[ ] Fixtures      [ ] Timber            [ ] Minerals or accounts resulting from
                                            sale thereof at wellhead or minehead



And this Financing Statement is to be filed in the real estate records where a mortgage on such real estate would be recorded. If the Debtor does not have an interest or record, the name of a record owner is:
--------------------------------------------------------------------------------
Penson Worldwide, Inc.

By: /s/ ROGER J. ENGEMOEN JR.                       Chairman
    ----------------------------------------------------------------------------
    Signature of Debtor (or Assignor)               Title

--------------------------------------------------------------------------------
THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME, NUMBER, FILING OFFICER)






--------------------------------------------------------------------------------

                        EXHIBIT A TO FINANCING STATEMENT


         (a) all of Debtor's shares of common stock of Penson Worldwide Settlements, Ltd., a United Kingdom company, now owned or hereafter acquired; and

         (b) all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Debtor receives or is at any time entitled to receive on account of the above.

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                       OF SERVICE ASSET INVESTMENTS, INC.



         WHEREAS, on or about March 30, 2000, Service Asset Investments, Inc., a Texas corporation (the "Company"), entered into a Loan Agreement (the "Loan Agreement") with Guaranty Federal Bank, F.S.B., a federal savings bank ("Bank"), pursuant to which Bank provided to the Company (a) a term loan in the principal amount of $10,000,000, and (b) a term loan in the principal amount of $15,000,000, each of which is secured by the capital stock of Service Asset Management Co., Yee, Desmond, Schroeder & Allen, IBI, Inc., and Worldwide Settlements, Ltd.;

         WHEREAS, the Company now desires to obtain an additional term loan in the principal amount of $10,000,000 and to amend the Loan Agreement to provide for such additional loan and to modify the collateral which will secure the three loans described in the Loan Agreement;

         WHEREAS, to evidence the extension of credit from the Bank to the Company, the Company shall execute and deliver to Bank (a) the First Amendment to Loan Agreement, (b) a term note in the principal amount of $10,000,000, (c) Amended And Restated Stock Pledge Agreement (the "Amended Pledge Agreement", and
(d) such other documents or instruments as requested by Bank (the "Amended Loan Documents");

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors finds that the Amended Loan Documents, and the transactions provided for therein, will benefit, directly or indirectly, the Company and deems it in the best interests of the Company that the Company enter into and perform its obligations under the Amended Loan Documents in substantially the form submitted to the Board of Directors;

         RESOLVED, FURTHER, that the President (each, an "Authorized Officer") of the Company is hereby authorized to execute and deliver for and on behalf of the Company the Amended Loan Documents with such changes in the terms, conditions and provisions thereof as Authorized Officer deems appropriate and in the best interests of the Company; the execution of the Amended Loan Documents shall be conclusive against the Company that such Authorized Officer deemed the terms, conditions and provisions thereof to be appropriate and in the best interests of the Company;

         RESOLVED, FURTHER, that each Authorized Officer of the Company or any one or more of them be, and each hereby is, authorized and directed, on behalf of the Company, at any time and from time to time hereafter and without further action by or authority or direction from the Board of Directors of the Company, to execute and deliver all such other and further agreements, requests, statements and documents and to do or cause to be done all such other and further acts and things as any Authorized Officer may determine to be necessary or advisable under or in connection with the Amended Loan Documents and the transactions provided for therein; the execution by any Authorized Officer of any such agreement, request, statement, instrument or document or the doing of any such act or thing will be conclusive evidence of his or their determination in that respect;

         RESOLVED, FURTHER, that any and all actions taken by any of the officers or representatives of the Company, for and on behalf of and in the name of the Company, with Bank prior to the adoption of these resolutions, which are within the authority conferred by the foregoing resolutions, are hereby ratified, authorized, adopted and approved in all respects for all purposes.

         RESOLVED FURTHER, that Bank be, and it hereby is, authorized to rely on the continuing effect of these resolutions, until Bank receives written notice to the contrary.



                                        /s/ GARY R. HOLLIDAY
                                        ----------------------------------------
                                        Gary R. Holliday, Secretary



                                      -2-